MERRILL LYNCH RETIREMENT PLUSSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABALE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABALE ANNUITY SEPARATE ACCOUNT B

Supplement dated December 16, 2022

to the

Prospectus dated May 1, 2022

The Appendix - Portfolio Companies Available Under the Policy is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Average Annual Total Return (as of 12/31/21
			1 year	5 years	10 years
Investment Objective: Long term growth of capital.	AB Sustainable Global Thematic Growth Portfolio – Class A Advised by: AllianceBernstein L.P.	0.80%	22.57%	22.11%	14.95%
Investment Objective: The fund seeks long-term capital growth.	American Century - VP Ultra® Fund – Class I Advised by: American Century Investment Management, Inc.	0.89%	23.16%	27.02%	20.21%
Investment Objective: Long-term capital growth.	BlackRock International V.I. Fund – Class I Shares Advised by: BlackRock Advisors, LLC	1.12%	8.68%	12.29%	8.85%

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectuses.

Please read this Supplement carefully and retain it for future reference.